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                                                                    EXHIBIT 23.3


                         [Arthur Andersen Letterhead]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement of our Splitrock Services, Inc. report dated October 16, 2000 and to all references to our Firm included in or made a part of this Registration Statement.

                                                /s/ Arthur Andersen LLP

Chicago, Illinois
April 17, 2001